Inventories	12 Months Ended
Dec. 31, 2017
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Inventories
17.	Inventories

	2017 €m	2016 €m
Raw materials	885	821
Work-in-progress (i)	92	94
Finished goods	1,738	2,024
Total inventories at the lower of cost and net realisable value	2,715	2,939

(i)	Work-in-progress includes €2 million (2016: €2 million) in respect of the cumulative costs incurred, net of amounts transferred to cost of sales under percentage-of-completion accounting, for construction contracts in progress at the balance sheet date.

An analysis of the Group’s cost of sales expense is provided in note 3 to the financial statements.

Write-downs of inventories recognised as an expense within cost of sales amounted to €31 million (2016: €17 million; 2015: €12 million).